UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event    December 4, 2000 (November 27, 2000)
reported)                               ----------------------------------------


                                    NN, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23485              62-1096725
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


800 Tennessee Road, Erwin, Tennessee                           37650
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (423) 743-9151
area code                                   ------------------------------------



                                      None
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         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant .

      On November 27, 2000, the Company retained the services of KPMG as its principal accountant to audit the Company's consolidated financial statements, replacing PricewaterhouseCoopers LLP. The decision to retain KPMG was based upon a reevaluation by the Company of its current professional relationships and was approved by the Company's Board of Directors at the recommendation of the Company's Audit Committee.

      During the Company's two most recent fiscal years and through November 27, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PricewaterhouseCoopers LLP reports on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      At the Company's request, PricewaterhouseCoopers LLP furnished it with a letter addressed to the SEC stating that PricewaterhouseCoopers LLP agrees with the above statements. A copy of PricewaterhouseCoopers LLP letter to the SEC, dated November 27, 2000, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      16 Letter from PricewaterhouseCoopers LLP, dated November 27, 2000, to the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NN, Inc.
                                    (Registrant)


DATE: 12/4/00                       /s/   William C. Kelly, Jr.
      ------------                  ------------------------------------------
                                    Will C. Kelly
                                    Chief Accounting Officer